SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2017

FIRST SAVINGS FINANCIAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Indiana	001-34155	37-1567871
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

501 East Lewis & Clark Parkway, Clarksville, Indiana 47129

(Address of principal executive offices) (Zip Code)

(812) 283-0724

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On February 15, 2017, the Board of Directors of First Savings Financial Group, Inc. (the “Company”) declared a cash dividend on the Company’s outstanding shares of common stock. The dividend of $0.14 per share will be paid on or about March 31, 2017 to stockholders of record on March 3, 2017.

A copy of the press release announcing the cash dividend is included as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Number	Description

99.1	Press Release dated February 16, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 16, 2017	By:	/s/ Anthony A. Schoen
Anthony A. Schoen
Chief Financial Officer